EXHIBIT 99.1


                                                                EXECUTION COPY






                          SIRIUS SATELLITE RADIO INC.
                           (A Delaware corporation)

                                 $175,000,000
                       3 1/2% Convertible Notes due 2008

                                TERMS AGREEMENT

                                                                  May 20, 2003

To:      Sirius Satellite Radio Inc.
         1221 Avenue of the Americas, 36th Floor
         New York, New York 10020

Ladies and Gentlemen:

                  This is a Terms Agreement referenced in the Form Underwriting Agreement filed on January 3, 2003 on Form 8-K as Exhibit 1.1 to Registration Statement No. 333-64344. The terms of the Form Underwriting Agreement are hereby incorporated herein. We understand that Sirius Satellite Radio Inc., a Delaware corporation (the "Company"), proposes to issue and sell $175,000,000 principal amount of its 3 1/2% Convertible Notes due 2008 (the "Underwritten Securities"). The Underwritten Securities are convertible into shares of the Company's common stock, par value $.001 per share (the "Underlying Securities"). Subject to the terms and conditions set forth or incorporated by reference herein, Morgan Stanley & Co. Incorporated and UBS Warburg LLC (the "Underwriters") severally and not jointly offer to purchase the number of Underwritten Securities opposite their names set forth below at the purchase price set forth below, and some or all of the Option Underwritten Securities set forth below, to the extent any Underwritten Securities or Option Underwritten Securities are purchased in accordance with the terms hereof.



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                                                          Principal Amount of
Underwriter                                             Underwritten Securities
-----------                                             -----------------------
Morgan Stanley & Co. Incorporated........................... $140,000,000
UBS Warburg LLC............................................. $  35,000,000

         The Underwritten Securities shall have the following terms:

                       3 1/2% Convertible Notes Due 2008
                       ---------------------------------

Title:                                  31/2% Convertible Notes due 2008

Rank: The notes will be senior unsecured debt and will rank on a parity with all of the Company's existing and future senior unsecured debt and prior to all of the Company's subordinated debt.

Aggregate principal amount:             $175,000,000

Aggregate principal amount              The Underwriters have an option to
of Option Underwritten                  purchase up to an additional
Securities:                             $26,250,000 principal amount of
                                        Underwritten Securities (the "Option
                                        Underwritten Securities") at the public
                                        offering price, less an underwriting
                                        discount, within 30 days from the
                                        Closing Date to cover over-allotments.

Initial public offering price:          100% of the principal amount and
                                        accrued interest, if any, from the
                                        Closing Date.

Purchase price:                         96.5% of the principal amount, plus
                                        accrued interest, if any, from the
                                        Closing Date.

Underlying Securities:                  724.6377 shares of common stock, par
                                        value $.001 per share, of the Company
                                        for each $1,000 principal amount of
                                        the Underwritten Securities.

Indenture:                              Indenture to be dated as of May 23,
                                        2003 between the Company and The Bank
                                        of New York, as amended by the First
                                        Supplemental Indenture to be dated as
                                        of May 23, 2003.

Selling concession:                     $21.00 per $1,000 principal amount of
                                        the Underwritten Securities.

Listing requirements for the            Nasdaq National Market
Underlying Securities:

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Lock-up provisions:                     For a period for 90 days from the
                                        Closing Date, the Company and certain
                                        of its executive officers will not,
                                        without the prior written consent of
                                        Morgan Stanley & Co. Incorporated, (1)
                                        offer, pledge, sell, contract to sell,
                                        sell any option or contract to
                                        purchase, purchase any option or
                                        contract to sell, grant any option,
                                        right or warrant to purchase, lend, or
                                        otherwise transfer or dispose of,
                                        directly or indirectly, any shares of
                                        common stock or any securities
                                        convertible into or exercisable or
                                        exchangeable for common stock or (2)
                                        enter into any swap or other
                                        arrangement that transfers to another,
                                        in whole or in part, any of the
                                        economic consequences of ownership of
                                        the common stock, whether any such
                                        transaction described in clause (1) or
                                        (2) above is to be settled by delivery
                                        of common stock or such other
                                        securities, in cash or otherwise. The
                                        foregoing sentence shall not apply to
                                        (a) the sale of any Underwritten
                                        Securities to the Underwriters
                                        pursuant to the Form Underwriting
                                        Agreement and this Terms Agreement or
                                        (b) transactions relating to shares of
                                        common stock or other securities
                                        acquired in open market transactions
                                        after the completion of the Public
                                        Offering. In addition, without the
                                        prior written consent of Morgan
                                        Stanley & Co. Incorporated on behalf
                                        of the Underwriters, none of such
                                        officers will, during the period
                                        commencing on the date hereof and
                                        ending on August 20, 2003, make any
                                        demand for or exercise any right with
                                        respect to, the registration of any
                                        shares of common stock or any security
                                        convertible into or exercisable or
                                        exchangeable for common stock. Such
                                        officers will also agree and consent
                                        to the entry of stop transfer
                                        instructions with the Company's
                                        transfer agent and registrar against
                                        the transfer of the such officers'
                                        shares of common stock except in
                                        compliance with the foregoing
                                        restrictions.

Comfort letter:                         The Company shall cause the
                                        Accountant's Comfort Letter and the
                                        Bring-down Comfort Letter referenced
                                        in, respectively Section 5(g) and
                                        Section 5(h) of the Form Underwriting
                                        Agreement to be delivered, except that
                                        such letters will be delivered by
                                        Ernst & Young LLP in lieu of Arthur
                                        Andersen LLP.

Additional Representations of           The Company represents and warrants to
the Company:                            and agrees with each of the Underwriters
                                        that there are no contracts,


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                                        agreements or understandings between
                                        the Company and any person granting
                                        such person the right to require the
                                        Company to file a registration
                                        statement under the Securities Act
                                        with respect to any securities of the
                                        Company or to require the Company to
                                        include such securities with the
                                        Underwritten Securities registered
                                        pursuant to the Registration
                                        Statement.

Additional Covenants of the             The Company covenants with each of the
Company:                                Underwriters whether or not the
                                        transactions contemplated in this
                                        Agreement are consummated or this
                                        Agreement is terminated, to pay or
                                        cause to be paid all expenses incident
                                        to the performance of its obligations
                                        under this Agreement, including: (i)
                                        the cost of printing or producing any
                                        Blue Sky or Legal Investment
                                        memorandum in connection with the
                                        offer and sale of the Underwritten
                                        Securities under state securities laws
                                        and all expenses in connection with
                                        the qualification of the Securities
                                        for offer and sale under state
                                        securities laws as provided in Section
                                        3(f) of the Form Underwriting
                                        Agreement, including filing fees and
                                        the reasonable fees and disbursements
                                        of counsel for the Underwriters in
                                        connection with such qualification and
                                        in connection with the Blue Sky or
                                        Legal Investment memorandum, (ii) the
                                        cost of printing certificates
                                        representing the Underwritten
                                        Securities, (iii) the costs and
                                        charges of any transfer agent,
                                        registrar or depositary, (iv) the
                                        document production charges and
                                        expenses associated with printing this
                                        Agreement and (v) all other costs and
                                        expenses incident to the performance
                                        of the obligations of the Company
                                        hereunder for which provision is not
                                        otherwise made in this Section. It is
                                        understood, however, that except as
                                        provided in Sections 4, 6 and 7 of the
                                        Form Underwriting Agreement,
                                        "Additional Covenants of the Company"
                                        and "Additional Termination
                                        Provisions" below, the Underwriters
                                        will pay all of their costs and
                                        expenses, including fees and
                                        disbursements of their counsel, stock
                                        transfer taxes payable on resale of
                                        any of the Underwritten Securities by
                                        them and any advertising expenses
                                        connected with any offers they may
                                        make.

Additional Conditions of                The obligations of the Underwriters to
Underwriters' Obligations:              purchase and pay for the Underwritten
                                        Securities pursuant this Terms
                                        Agreement are subject to the following
                                        further conditions: subsequent to
                                        execution and delivery of this Terms
                                        Agreement and prior to the Closing
                                        Date there

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                                        shall not have occurred any change, or
                                        any development involving a
                                        prospective change, in the condition,
                                        financial or otherwise, or in the
                                        earnings, business or operations of
                                        the Company and its subsidiaries,
                                        taken as a whole, from that set forth
                                        in the Prospectus (exclusive of any
                                        amendments or supplements thereto
                                        subsequent to the date of this
                                        Agreement) that, in Morgan Stanley &
                                        Co. Incorporated's judgment, is
                                        material and adverse and that makes
                                        it, in Morgan Stanley & Co.
                                        Incorporated's judgment, impracticable
                                        to market the Underwritten Securities
                                        on the terms and in the manner
                                        contemplated in the Prospectus.

Additional Termination                  The Underwriters may terminate this
Provisions:                             Terms Agreement, by notice to the
                                        Company at any time at or prior to the
                                        Closing Date if (i) trading is
                                        suspended or materially limited on, or
                                        by, as the case may be, any of the
                                        Chicago Board of Options Exchange, the
                                        Chicago Mercantile Exchange or the
                                        Chicago Board of Trade, (ii) a
                                        material disruption in securities
                                        settlement, payment or clearance
                                        services in the United States shall
                                        have occurred, or (iii) there shall
                                        have occurred any outbreak or
                                        escalation of hostilities, or any
                                        change in financial markets or any
                                        calamity or crisis that, in Morgan
                                        Stanley & Co. Incorporated's judgment,
                                        is material and adverse and which,
                                        singly or together with any other
                                        event specified in this clause (iii),
                                        makes it, in Morgan Stanley & Co.
                                        Incorporated's judgment, impracticable
                                        or inadvisable to proceed with the
                                        offer, sale or delivery of the
                                        Underwritten Securities on the terms
                                        and in the manner contemplated in the
                                        Prospectus.

                                        If this Terms Agreement shall be
                                        terminated by any Underwriters, or any
                                        of them, because of any failure or
                                        refusal on the part of the Company to
                                        comply with the terms or to fulfill
                                        any of the conditions of this Terms
                                        Agreement, or if for any reason the
                                        Company shall be unable to perform its
                                        obligations under this Terms
                                        Agreement, the Company will reimburse
                                        the Underwriters or such Underwriters
                                        as have so terminated this Terms
                                        Agreement with respect to themselves,
                                        severally, for all out-of-pocket
                                        expenses (including the fees and
                                        disbursements of their counsel)
                                        reasonably incurred by such
                                        Underwriters in connection with this
                                        Terms Agreement or the offering
                                        contemplated


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                                        hereunder.

Additional Indemnification Provisions:  The Company agrees to indemnify and hold harmless each affiliate of an
                                        Underwriter within the meaning of Rule
                                        405 under the 1933 Act.

Other Terms:                            This Terms Agreement may be signed in
                                        counterparts, each of which shall be an
                                        original, with the same effect as if
                                        the signatures thereto and hereto were
                                        upon the same instrument.

Notices: All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, NY 10036, Attention: Global Capital Markets Syndicate Desk; notices to the Company shall be directed to the Company at 1221 Avenue of the Americas, 36th Floor, New York, New York 10020, Attention: Patrick L. Donnelly, Executive Vice President, General Counsel and Secretary.

Closing Date and location:              May 23, 2003
                                        10:00 a.m.
                                        Cravath, Swaine & Moore LLP
                                        Worldwide Plaza
                                        825 Eighth Avenue
                                        New York, NY 10019-7475



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          Please accept this offer by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us.

                                        Very truly yours,

                                        MORGAN STANLEY & CO. INCORPORATED,

                                        UBS WARBURG LLC,

                                          by  MORGAN STANLEY & CO. INCORPORATED


                                              ---------------------------------
                                              Name:
                                              Title:

Accepted:

SIRIUS SATELLITE RADIO INC.,

     by
           --------------------------------------------------
           Patrick L. Donnelly
           Executive Vice President,
           General Counsel and Secretary



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